CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
We hereby consent to the incorporation by reference in this Post-Effective Amendment No. 34 to the Registration Statement on Form N-4 (No. 333-139763) (the “Registration Statement”) of RiverSource® Endeavor Select Variable Annuity of our report dated February 22, 2024 relating to the consolidated financial statements of RiverSource Life Insurance Company and consent to the incorporation by reference in the Registration Statement of our report dated April 22, 2024 relating to the financial statements of each of the divisions of RiverSource Variable Annuity Account indicated in our report, which appear in Post-Effective Amendment No. 29 to the Registration Statement on Form N-4 (No. 333-139760). We also consent to the reference to us under the heading “Independent Registered Public Accounting Firm" in such registration statement.
/s/ PricewaterhouseCoopers LLP
Minneapolis, Minnesota
April 22, 2024

CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
We hereby consent to the incorporation by reference in this Post-Effective Amendment No. 34 to the Registration Statement on Form N-4 (No. 333-139763) (the “Registration Statement”) of RiverSource® Innovations Classic Select Variable Annuity of our report dated February 22, 2024 relating to the consolidated financial statements of RiverSource Life Insurance Company and consent to the incorporation by reference in the Registration Statement of our report dated April 22, 2024 relating to the financial statements of each of the divisions of RiverSource Variable Annuity Account indicated in our report, which appear in Post-Effective Amendment No. 29 to the Registration Statement on Form N-4 (No. 333-139760). We also consent to the reference to us under the heading “Independent Registered Public Accounting Firm" in such registration statement.
/s/ PricewaterhouseCoopers LLP
Minneapolis, Minnesota
April 22, 2024

CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
We hereby consent to the incorporation by reference in this Post-Effective Amendment No. 34 to the Registration Statement on Form N-4 (No. 333-139763) (the “Registration Statement”) of RiverSource® Innovations Select Variable Annuity of our report dated February 22, 2024 relating to the consolidated financial statements of RiverSource Life Insurance Company and consent to the incorporation by reference in the Registration Statement of our report dated April 22, 2024 relating to the financial statements of each of the divisions of RiverSource Variable Annuity Account indicated in our report, which appear in Post-Effective Amendment No. 29 to the Registration Statement on Form N-4 (No. 333-139760). We also consent to the reference to us under the heading “Independent Registered Public Accounting Firm" in such registration statement.
/s/ PricewaterhouseCoopers LLP
Minneapolis, Minnesota
April 22, 2024

CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
We hereby consent to the incorporation by reference in this Post-Effective Amendment No. 34 to the Registration Statement on Form N-4 (No. 333-139763) (the “Registration Statement”) of RiverSource® Innovations Variable Annuity of our report dated February 22, 2024 relating to the consolidated financial statements of RiverSource Life Insurance Company and consent to the incorporation by reference in the Registration Statement of our report dated April 22, 2024 relating to the financial statements of each of the divisions of RiverSource Variable Annuity Account indicated in our report, which appear in Post-Effective Amendment No. 29 to the Registration Statement on Form N-4 (No. 333-139760). We also consent to the reference to us under the heading “Independent Registered Public Accounting Firm" in such registration statement.
/s/ PricewaterhouseCoopers LLP
Minneapolis, Minnesota
April 22, 2024

CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
We hereby consent to the incorporation by reference in this Post-Effective Amendment No. 34 to the Registration Statement on Form N-4 (No. 333-139763) (the “Registration Statement”) of RiverSource® New Solutions Variable Annuity of our report dated February 22, 2024 relating to the consolidated financial statements of RiverSource Life Insurance Company and consent to the incorporation by reference in the Registration Statement of our report dated April 22, 2024 relating to the financial statements of each of the divisions of RiverSource Variable Annuity Account indicated in our report, which appear in Post-Effective Amendment No. 29 to the Registration Statement on Form N-4 (No. 333-139760). We also consent to the reference to us under the heading “Independent Registered Public Accounting Firm" in such registration statement.
/s/ PricewaterhouseCoopers LLP
Minneapolis, Minnesota
April 22, 2024

CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
We hereby consent to the incorporation by reference in this Post-Effective Amendment No. 34 to the Registration Statement on Form N-4 (No. 333-139763) (the “Registration Statement”) of Evergreen Essential Variable Annuity of our report dated February 22, 2024 relating to the consolidated financial statements of RiverSource Life Insurance Company and consent to the incorporation by reference in the Registration Statement of our report dated April 22, 2024 relating to the financial statements of each of the divisions of RiverSource Variable Annuity Account indicated in our report, which appear in Post-Effective Amendment No. 29 to the Registration Statement on Form N-4 (No. 333-139760). We also consent to the reference to us under the heading “Independent Registered Public Accounting Firm" in such registration statement.
/s/ PricewaterhouseCoopers LLP
Minneapolis, Minnesota
April 22, 2024

CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
We hereby consent to the incorporation by reference in this Post-Effective Amendment No. 34 to the Registration Statement on Form N-4 (No. 333-139763) (the “Registration Statement”) of Evergreen New Solutions Select Variable Annuity of our report dated February 22, 2024 relating to the consolidated financial statements of RiverSource Life Insurance Company and consent to the incorporation by reference in the Registration Statement of our report dated April 22, 2024 relating to the financial statements of each of the divisions of RiverSource Variable Annuity Account indicated in our report, which appear in Post-Effective Amendment No. 29 to the Registration Statement on Form (No. N-4 333-139760). We also consent to the reference to us under the heading “Independent Registered Public Accounting Firm" in such registration statement.
/s/ PricewaterhouseCoopers LLP
Minneapolis, Minnesota
April 22, 2024

CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
We hereby consent to the incorporation by reference in this Post-Effective Amendment No. 34 to the Registration Statement on Form N-4 (No. 333-139763) (the “Registration Statement”) of Evergreen New Solutions Variable Annuity of our report dated February 22, 2024 relating to the consolidated financial statements of RiverSource Life Insurance Company and consent to the incorporation by reference in the Registration Statement of our report dated April 22, 2024 relating to the financial statements of each of the divisions of RiverSource Variable Annuity Account indicated in our report, which appear in Post-Effective Amendment No. 29 to the Registration Statement on Form N-4 (No. 333-139760). We also consent to the reference to us under the heading “Independent Registered Public Accounting Firm" in such registration statement.
/s/ PricewaterhouseCoopers LLP
Minneapolis, Minnesota
April 22, 2024

CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
We hereby consent to the incorporation by reference in this Post-Effective Amendment No. 34 to the Registration Statement on Form N-4 (No. 333-139763) (the “Registration Statement”) of Wells Fargo Advantage Select Variable Annuity of our report dated February 22, 2024 relating to the consolidated financial statements of RiverSource Life Insurance Company and consent to the incorporation by reference in the Registration Statement of our report dated April 22, 2024 relating to the financial statements of each of the divisions of RiverSource Variable Annuity Account indicated in our report, which appear in Post-Effective Amendment No. 29 to the Registration Statement on Form N-4 (No. 333-139760). We also consent to the reference to us under the heading “Independent Registered Public Accounting Firm" in such registration statement.
/s/ PricewaterhouseCoopers LLP
Minneapolis, Minnesota
April 22, 2024

CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
We hereby consent to the incorporation by reference in this Post-Effective Amendment No. 34 to the Registration Statement on Form N-4 (No. 333-139763) (the “Registration Statement”) of RiverSource® Innovations Classic Variable Annuity of our report dated February 22, 2024 relating to the consolidated financial statements of RiverSource Life Insurance Company and consent to the incorporation by reference in the Registration Statement of our report dated April 22, 2024 relating to the financial statements of each of the divisions of RiverSource Variable Annuity Account indicated in our report, which appear in Post-Effective Amendment No. 29 to the Registration Statement on Form N-4 (No. 333-139760). We also consent to the reference to us under the heading “Independent Registered Public Accounting Firm" in such registration statement.
/s/ PricewaterhouseCoopers LLP
Minneapolis, Minnesota
April 22, 2024